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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2003-09
                            POOL PROFILE (6/26/2003)
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                                       -----------------     -----------------
                                             Bid                Tolerance
                                       -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $750,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Jul-03
INTEREST RATE RANGE                       5.125 - 9.625
GROSS WAC                                        5.850%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                              1 bps
WAM (in months)                                     357          (+/- 2 month)

WALTV                                               64%          (maximum +5%)

CALIFORNIA %                                        50%          (maximum 50%)

AVERAGE LOAN BALANCE                           $475,000     (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,500,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                20%         (maximum  +5%)

PRIMARY RESIDENCE %                                 96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                            86%          (minimum -5%)

FULL DOCUMENTATION %                                70%          (minimum -5%)

UNINSURED > 80% LTV %                                1%          (maximum +1%)

WA FICO                                             725          (minimum -10)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2003-09
                            POOL PROFILE (6/26/2003)
                               PRICING INFORMATION
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RATING AGENCIES                               TBD by Wells Fargo

PASS THRU RATE                                             5.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                       0.03%

PRICING DATE                                           26-Jun-03

FINAL STRUCTURE DUE DATE                               11-Jul-03         9:00 AM

SETTLEMENT DATE                                        30-Jul-03

ASSUMED SUB LEVELS                                           AAA       2.50%
                                                              AA        TBD
                                                               A        TBD
                                                             BBB        TBD
                                                              BB        TBD
                                                               B        TBD

                                              Note:  AAA Class will be rated by
                                                     two rating agencies.
                                              AA through B Classes will be rated
                                              by one rating agency.


WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.

*  This Security may contain Pledged Asset Loans.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-09. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                          Brad Davis (301) 846-8009
                                        Mike Miller (301) 815-6397
                                        Gretchen Markley (301) 846-8356

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

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                            WFASC Denomination Policy
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
------------------------------------------------------------------------------------------------------------------------------------
Type and Description of Certificates                                           Minimum           Physical           Book Entry
                                                                             Denomination      Certificates        Certificates
                                                                                (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                           $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                              $100,000           Allowed            Allowed
Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates                $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                      (2)             Allowed            Allowed

Leveraged Inverse Floater IO                                                      (2)            Required          Not Allowed

Residual Certificates                                                             (3)            Required          Not Allowed

All other types of Class A Certificates                                           (5)               (5)                (5)

Class B (Investment Grade)                                                     $100,000           Allowed            Allowed

Class B (Non-Investment Grade)                                                 $250,000          Required          Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.